UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 20, 2014

CENTER BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-11486	52-1273725
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2455 Morris Avenue, Union, New Jersey	07083
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (800) 862-3683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On January 20, 2014, Center Bancorp, Inc., a New Jersey corporation (“Center Bancorp” or “Center”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ConnectOne Bancorp, Inc., a New Jersey corporation (“ConnectOne Bancorp”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, ConnectOne Bancorp will merge with and into Center Bancorp, with Center Bancorp continuing as the surviving corporation (the “Merger”), and Center Bancorp will change its name to ConnectOne Bancorp. The Merger Agreement also provides that immediately following the consummation of the Merger, Union Center National Bank, a commercial bank chartered pursuant to the laws of the United States (“Union Center”) and a wholly-owned subsidiary of Center Bancorp, will merge with and into ConnectOne Bank, a New Jersey-chartered commercial bank (“ConnectOne Bank”) and a wholly-owned subsidiary of ConnectOne Bancorp, with ConnectOne Bank continuing as the surviving bank (the “Bank Merger” and, collectively with the “Merger,” the “Mergers”). The Merger Agreement was approved by the Boards of Directors of each of Center Bancorp and ConnectOne Bancorp at meetings held on January 20, 2014.

Subject to the terms and conditions of the Merger Agreement, upon completion of the Merger (the “Effective Time”), each share of common stock, no par value per share, of ConnectOne Bancorp (“ConnectOne Common Stock”), issued and outstanding immediately prior to the Effective Time will be converted into and become the right to receive 2.6 shares of common stock, no par value per share, of Center Bancorp (“Center Common Stock”) (such shares, the “Per Share Stock Consideration” and the ratio of such number to one, the “Exchange Ratio”) Also at the Effective Time (i) all shares of ConnectOne Common Stock owned by ConnectOne Bancorp as treasury stock and (ii) all shares of ConnectOne Common Stock owned directly or indirectly by Center Bancorp or ConnectOne Bancorp or any of their respective subsidiaries (other than shares of ConnectOne Common Stock (x) held in trust accounts, managed accounts and the like or otherwise held in a fiduciary capacity for the benefit of third parties or (y) held by Center Bancorp or ConnectOne Bancorp or any of their respective subsidiaries in respect of a debt previously contracted), shall be canceled and no consideration will be delivered in exchange therefor. Each outstanding share of Center Common Stock will remain outstanding and be unaffected by the Merger.

The Merger Agreement provides that all ConnectOne stock options that are outstanding immediately prior to the Effective Time (“Old Stock Options”) shall automatically be converted as of the Effective Time into options to purchase Center Common Stock (“New Stock Options”), which New Stock Options shall be identical to the Old Stock Options in all material respects, except that (i) upon exercise of the New Stock Options, the optionholder will receive Center Common Stock rather than ConnectOne Common Stock, (ii) the number of shares of Center Common Stock covered by each New Stock Option shall equal the number of shares of ConnectOne Common Stock covered by the corresponding Old Stock Option multiplied by the Exchange Ratio (rounded up or down to the nearest whole share, with .50 being rounded down), (iii) the exercise price of each New Stock Option shall equal the exercise price applicable to the corresponding Old Stock Option divided by the Exchange Ratio (rounded up or down to the nearest whole cent, with .50 being rounded up) and (iv) the committee that administers the plan by which such New Stock Options are governed shall be the compensation committee of the Board of Directors of Center Bancorp. In all other material respects, the New Stock Options shall be governed by the terms of the equity compensation plans under which they were originally granted. All other ConnectOne equity awards outstanding immediately prior to the Effective Time will vest in full immediately prior to the Effective Time. All Center Bancorp restricted shares that are outstanding immediately prior to the Effective Time will vest in full immediately prior to the Effective Time. Absent grant or employment agreements that provide otherwise, Center stock options that are outstanding immediately prior to the Effective Time will remain unchanged.

Immediately after the consummation of the transaction, Center Bancorp will file with the Division of Taxation of the State of New Jersey an Amended and Restated Certificate of Incorporation which shall, among other things, change the name of Center Bancorp to “ConnectOne Bancorp, Inc.”

Immediately after consummation of the transaction, the directors of the surviving corporation and the surviving bank will consist of six individuals who previously served as Center Bancorp directors and six directors who previously served as ConnectOne directors, each to hold office in accordance with the Amended and Restated Certificate of Incorporation and the by-laws of the surviving corporation, and the charter and by-laws of the surviving bank, respectively, until their respective successors are duly elected or appointed and qualified. The officers of the surviving corporation shall consist of (i) Frank S. Sorrentino III, as Chairman, President and Chief Executive Officer; (ii) William S. Burns, as Chief Financial Officer; (iii) Anthony C. Weagley, as Chief Operating Officer, and (iv) such other persons as may be agreed upon by the parties prior to the consummation of the transaction.

The Merger Agreement contains customary representations and warranties from both ConnectOne Bancorp and Center Bancorp.

ConnectOne Bancorp and Center Bancorp have each agreed to various customary covenants and agreements, including (i) to conduct its business in the ordinary and usual course consistent with past practices and prudent banking practice during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (ii) not to engage in certain kinds of transactions or take certain actions during this interim period without the written consent of the other party and (iii) to convene and hold a meeting of its shareholders for the purpose of voting upon the approval and adoption of the Merger Agreement and the Merger. Each party has also agreed not to, subject to certain exceptions generally related to its Board’s evaluation and exercise of its fiduciary duties, solicit or facilitate proposals with respect to, engage in any negotiations concerning, or provide any confidential information or engage in any discussions relating to, any alternative business combination transactions.

Concomitantly with the execution of the Merger Agreement, Voting Agreements (collectively, the “Voting Agreements”) were executed by each member of the Boards of Directors of ConnectOne Bancorp and Center Bancorp (Lawrence B. Seidman, a director of Center Bancorp, signed a separate voting agreement, as described below) and by their respective chief financial officers. Pursuant to the Voting Agreements, among other things, such persons have irrevocably agreed (i) to vote any ConnectOne or Center Common Stock, as the case may be, held by them (or to use reasonable best efforts to vote any ConnectOne or Center Common Stock, as the case may be, for which they have joint or shared voting power with their respective spouses) in favor of the Merger Agreement and the Merger at any meeting of the shareholders of ConnectOne Bancorp or Center Bancorp called for such purpose, (ii) to abide by certain transfer restrictions with respect to their ConnectOne Common Stock or Center Common Stock and (iii) to not solicit, initiate, encourage or facilitate any alternative acquisition proposal, subject to certain limited exceptions.

Lawrence B. Seidman entered into a Voting and Sell Down Agreement, which includes covenants from Mr. Seidman comparable to the covenants given by the other directors (as described above) and also provides, among other things, that: (i) commencing after Center Bancorp shareholders approve the Merger, Mr. Seidman shall use commercially reasonable efforts to undertake bona fide sales of stock to third parties to reduce his percentage ownership in the surviving corporation to 4.99% of the outstanding shares by the one-year anniversary of the closing of the transactions contemplated by the Merger Agreement; (ii) by virtue of an irrevocable perpetual voting proxy granted by Mr. Seidman to the Board of the surviving corporation, the Board of the surviving corporation will have the right, commencing on the sooner of the six month anniversary of the closing of the Merger and the record date for the surviving corporation’s 2015 annual meeting of stockholders, to vote all of Mr. Seidman’s shares that are in excess of 4.99% of the outstanding shares of the surviving corporation in proportion to the votes of all other shareholders of the surviving corporation at any shareholders meeting; and (iii) Mr. Seidman has granted the surviving corporation an assignable option, exercisable for 45 days commencing on the one-year anniversary of the closing, to purchase his shares of the surviving corporation’s common stock in excess of 4.99% of the outstanding shares of the surviving corporation at a price of $20.63 per share. Center Bancorp has agreed to register the shares of Center Common Stock beneficially owned by Mr. Seidman pursuant to a Registration Rights Agreement (the “Registration Rights Agreement”). In addition, Mr. Seidman has agreed to enter into a Consulting Agreement pursuant to which, for a period of two (2) years after the closing of the Merger, he shall provide his personal advice and counsel to the surviving corporation (and its subsidiaries and affiliates) in connection with the business of the surviving corporation, including, but not limited to: helping to maintain customer relationships; providing insight, advice and institutional memory with regard to all relationships of the surviving corporation, including those with customers, vendors and third party service providers; and providing services and advice related to real estate and loan matters, investor relations and litigation matters. In consideration for such services, Mr. Seidman shall be entitled to a consulting fee of fifty thousand dollars ($50,000) per year, which shall be payable in quarterly payments of $12,500 per quarter.

Completion of the Merger is subject to various conditions, including, among others, (i) approval by shareholders of Center Bancorp and ConnectOne Bancorp of the Merger Agreement and the transactions contemplated thereby, (ii) effectiveness of the registration statement on Form S-4 for the Center Common Stock issuable in the Merger, (iii) approval of the listing on the NASDAQ Global Select Market of the Center Common Stock issuable in the Merger, (iv) the receipt of all necessary approvals and consents of governmental entities required to consummate the transactions contemplated by the Merger Agreement, (v) the absence of any order or proceeding which prohibits the Merger or the Bank Merger and (vi) the receipt by each of Center Bancorp and ConnectOne Bancorp of an opinion to the effect that the Merger will be treated as a reorganization qualifying under Section 368(a) of the Internal Revenue Code of 1986, as amended. Each party’s obligation to consummate the Merger is also subject to certain customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects of its agreements, covenants and obligations and (iii) the delivery of certain certificates and other documents.

The Merger Agreement provides that the Merger Agreement may be terminated in certain instances, including (i) by mutual agreement of the parties, (ii) by either party if the approval of any governmental entity of the Merger Agreement transactions is denied through no failure of the terminating party to comply with the Merger Agreement, (iii) by either party if the Merger shall not have been consummated by the one-year anniversary of the execution of the Merger Agreement (the “Cut-Off Date”) or such later date as mutually agreed, unless the failure to close is due to the terminating party’s failure to perform or observe its covenants and agreements, (iv) by either party if the shareholders of either ConnectOne Bancorp or Center Bancorp fail to approve the Merger, (v) subject to certain exceptions, by either party not in material breach of the Merger Agreement if there shall have been a breach by the other party of its representations or warranties, which breach is not cured within 30 days following written notice, or which breach, by its nature, cannot be cured prior to the Cut-Off Date, (vi) by either party not in material breach if there shall have been a material breach of any of the covenants or agreements of the other party not cured within 30 days written notice, or which breach, by its nature, cannot be cured prior to the Cut-Off Date, (vii) by either party if prior to the approval of its shareholders, it enters into an alternative acquisition agreement with respect to a Superior Proposal (as defined in the Merger Agreement) and pays to Center Bancorp a termination fee of $10,000,000 (in the case of a termination by ConnectOne Bancorp), or pays to ConnectOne Bancorp a termination fee of $10,000,000 (in the case of a termination by Center Bancorp (with respect to each party, the “Termination Fee”) plus out-of-pocket expenses in an amount up to $500,000 (with respect to each party, the “Termination Expenses”), (viii) by Center Bancorp if (1) prior to ConnectOne Bancorp shareholders approval, ConnectOne Bancorp refuses to recommend that its shareholders approve the Merger or adopts an alternative acquisition proposal, breaches its non-solicitation obligations with respect to alternative acquisition proposals in any material respect adverse to Center Bancorp or recommends that ConnectOne Bancorp shareholders tender their shares pursuant to (or fail to reject) a tender offer or exchange offer for 15% or more of the Connectone Common Stock, or (2) any other event occurs that gives rise to the payment of a Termination Fee and Termination Expenses to Center Bancorp pursuant to the Merger Agreement; (ix) by ConnectOne Bancorp if (1) prior to Center Bancorp shareholders approval, Center Bancorp refuses to recommend that its shareholders approve the Merger or adopts an alternative acquisition proposal, breaches its non-solicitation obligations with respect to alternative acquisition proposals in any material respect adverse to ConnectOne Bancorp or recommends that Center Bancorp shareholders tender their shares pursuant to (or fail to reject) a tender offer or exchange offer for 15% or more of the ConnectOne Common Stock, or (2) any other event occurs that gives rise to the payment of a Termination Fee and Termination Expenses to ConnectOne Bancorp pursuant to the Merger Agreement, or (x) by either party if the other party is otherwise required to pay the Termination Fee and the Termination Expenses.

The foregoing descriptions of the Merger Agreement, the Voting Agreements, the Voting and Sell Down Agreement, Mr. Seidman’s Consulting Agreement and the Registration Rights Agreement do not purport to be complete and are subject to and are qualified in their entirety by reference to the full text of those respective documents, all of which are filed as Exhibits to this Current Report on Form 8-K and incorporated herein by reference. The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Center Bancorp, ConnectOne Bancorp, their respective affiliates or their respective businesses. Rather, investors and the public should look to other disclosures contained in Center Bancorp’s and ConnectOne Bancorp’s respective filings with the Securities and Exchange Commission (the “SEC”).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Mr. Anthony C. Weagley, Center Bancorp and Union Center’s President and Chief Executive Officer, entered into an Agreement, dated January 20, 2014 (the “New Agreement”), with Center Bancorp and Union Center, which will become effective upon the Effective Time of the Merger. Mr. Weagley is currently a party to the following agreements with Center Bancorp and Union Center: a Non-Competition Agreement, dated December 2, 2010 (the “Current Non-Compete”), and an Employment Agreement, dated as of April 4, 2012 (the “Current Employment Agreement” and, collectively with the Current Non-Compete, the “Current Agreements”). (The Current Agreements have previously been filed by Center Bancorp with the SEC as exhibits to Center Bancorp’s reports filed under the Securities Exchange Act of 1934, as amended.) If the Merger is not consummated, the New Agreement will not become effective and the Current Agreements will remain in full force and effect.

The New Agreement provides that beginning at the Effective Time, Mr. Weagley will serve as Chief Operating Officer of the surviving corporation and the surviving bank. As described in the New Agreement, he will be an employee “at will.” While employed, Mr. Weagley will be paid a base salary of $35,000 per month. In the New Agreement, the parties agreed and acknowledged that consummation of the transactions contemplated by the Merger Agreement and the change in Mr. Weagley’s position with the surviving corporation will constitute a “Terminating Event” as defined in Section 5(c) of his Current Employment Agreement, entitling him to a payment of $1,679,790 thereunder upon the earlier of Mr. Weagley’s separation from service at any time and for any reason (with or without cause and even if the separation from service is due to disability or death) following the Effective Time or upon the one year anniversary of the Effective Time. Such payment will be made in accordance with the terms of Mr. Weagley’s Current Employment Agreement, specifically including the six (6) month delay in payment, if applicable, following a termination of employment. In addition, Mr. Weagley will be entitled to receive the sum of $75,414 payable in 12 equal installments over the 12 months immediately following his separation from service in accordance with the regular payroll practices of the surviving corporation, and all unvested restricted stock awards and/or unvested stock options held by him shall become fully vested upon his separation from service for any reason (with or without cause and even if the separation from service is due to disability or death) at any time within the twelve (12) months immediately following the Effective Time. Upon the Effective Time, the surviving corporation will waive its right to require Mr. Weagley to render consulting services under the Current Employment Agreement, and the Current Employment Agreement shall be deemed terminated.

The New Agreement also provides that for purposes of the Current Non-Compete, Mr. Weagley will be deemed to have “separated from service” with the surviving corporation on the date he resigns from service or is released from service by the surviving corporation and/or the surviving bank. Upon such separation from service, Mr. Weagley shall be entitled to a payment of $836,500 under the Current Non-Compete, as described therein.

Notwithstanding the provisions of the Current Non-Compete, the restrictions contained in Section 4(a) of the Current Non-Compete (i) shall remain in effect for a twelve (12) month period commencing on the Effective Time, and (ii) shall not apply to prohibit Mr. Weagley from working in the banking or financial services business within the Commonwealth of Pennsylvania. Except as specifically modified by the terms of the New Agreement, the Current Non-Compete shall remain in full force and effect.

On January 20, 2014, Center Bancorp’s Board of Directors amended (the “Amendment”) its Amended and Restated 2003 Non-Employee Director Stock Option Plan (the “Non-Employee Director Plan”) to recognize service on an advisory board for purposes of vesting and exercisability of an option granted to a director while serving as a director of Center Bancorp’s Board of Directors and to provide that notwithstanding any other provision in such Non-Employee Director Plan, effective upon the execution of the Merger Agreement, no grants of options shall be granted under that Plan on the next scheduled annual grant date (March 1, 2014).

The foregoing descriptions of the New Agreement and the Amendment do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of such documents, which are filed as an Exhibit to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01. Other Events.

On January 21, 2014, Center Bancorp and ConnectOne Bancorp disseminated a joint press release announcing entry into the Merger Agreement described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Forward Looking Statements.

All non-historical statements in this document (including without limitation statements regarding the pro forma effect of the proposed transaction, annual cost savings, anticipated expense totals, the accretive nature of the proposed transaction, revenue enhancement opportunities, anticipated capital ratios and capital, positioning, value creation, growth prospects and timing of the closing) constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Center and ConnectOne, including future financial and operating results, and the combined company's plans, objectives, expectations and intentions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made. Center and ConnectOne assume no duty to update forward-looking statements.

In addition to factors previously disclosed in Center’s and ConnectOne's reports filed with the Securities and Exchange Commission, the following factors among others, could cause actual results to differ materially from forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by Center and ConnectOne shareholders, on the expected terms and schedule; delay in closing the Merger; difficulties and delays in integrating the Center and ConnectOne businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; changes in Center's stock price before closing, including as a result of the financial performance of ConnectOne prior to closing; the reaction to the transaction of the companies' customers, employees and counterparties; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Additional Information and Where to Find It

In connection with the proposed merger, Center will file with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 that will include a joint proxy statement of Center and ConnectOne and a prospectus of Center, as well as other relevant documents concerning the proposed transaction. Center and ConnectOne will each mail the joint proxy statement/prospectus to its stockholders. SHAREHOLDERS OF CENTER AND CONNECTONE ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other filings containing information about Center and ConnectOne at the SEC's website at www.sec.gov. The joint proxy statement/prospectus (when available) and the other filings may also be obtained free of charge at Center's website at www.centerbancorp.com under the tab "Investor Relations," and then under the heading “SEC Filings” or at ConnectOne's website at www.connectonebank.com under the tab "Investor Relations," and then under the heading “SEC Filings.”

Participants in the Solicitation

Center, ConnectOne and certain of their respective directors and executive officers, under the SEC's rules, may be deemed to be participants in the solicitation of proxies of Center and ConnectOne's shareholders in connection with the proposed merger. Information about the directors and executive officers of Center and their ownership of Center common stock is set forth in the proxy statement for Center's 2013 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 15, 2013. Information about the directors and executive officers of ConnectOne and their ownership of ConnectOne common stock is set forth in the proxy statement for ConnectOne’s 2013 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 8, 2013. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following documents are filed as exhibits to this Current Report on Form 8-K:

Exhibit 2.1	Agreement and Plan of Merger, dated as of January 20, 2014, by and between Center Bancorp, Inc. and ConnectOne Bancorp., Inc.*

Exhibit 10.1	Form of Voting Agreement executed by the chief financial officer of Center Bancorp, Inc. and by all directors of Center Bancorp, Inc. other than Lawrence Seidman.

Exhibit 10.2	Voting and Sell Down Agreement with Lawrence Seidman.

Exhibit 10.3	Form of Voting Agreement executed by the chief financial officer of ConnectOne Bancorp, Inc. and by all directors of ConnectOne Bancorp, Inc. other than Frank Sorrentino III, Dale Creamer and Michael Kempner.

Exhibit 10.4	Form of Voting Agreement executed by Frank Sorrentino III, Dale Creamer and Michael Kempner.

Exhibit 10.5	Consulting Agreement with Lawrence Seidman.

Exhibit 10.6	Registration Rights Agreement with Lawrence Seidman and others.

Exhibit 10.7	New Agreement with Anthony C Weagley.

Exhibit 10.8	Amendment to Amended and Restated 2003 Non-Employee Director Stock Option Plan.

Exhibit 99.1	Joint Press Release of Center Bancorp, Inc. and ConnectOne Bancorp, Inc. dated January 21, 2014.

Exhibit 99.2	Center Bancorp, Inc. customer letter.

Exhibit 99.3	Center Bancorp, Inc. employee letter.

Exhibit 99.4	Center Bancorp, Inc. Q&A.

________

*The schedules to Exhibit 2.1 have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTER BANCORP, INC.

By: /s/ Anthony C. Weagley

	Name:	Anthony C. Weagley
	Title:	President and Chief Executive Officer

Dated: January 21, 2014

EXHIBIT INDEX

Exhibit 2.1	Agreement and Plan of Merger, dated as of January 20, 2014, by and between Center Bancorp, Inc. and ConnectOne Bancorp., Inc.*

Exhibit 10.1	Form of Voting Agreement executed by the chief financial officer of Center Bancorp, Inc. and by all directors of Center Bancorp, Inc. other than Lawrence Seidman.

Exhibit 10.2	Voting and Sell Down Agreement with Lawrence Seidman.

Exhibit 10.3	Form of Voting Agreement executed by the chief financial officer of ConnectOne Bancorp, Inc. and by all directors of ConnectOne Bancorp, Inc. other than Frank Sorrentino III, Dale Creamer and Michael Kempner.

Exhibit 10.4	Form of Voting Agreement executed by Frank Sorrentino III, Dale Creamer and Michael Kempner.

Exhibit 10.5	Consulting Agreement with Lawrence Seidman.

Exhibit 10.6	Registration Rights Agreement with Lawrence Seidman and others.

Exhibit 10.7	New Agreement with Anthony C Weagley.

Exhibit 10.8	Amendment to Amended and Restated 2003 Non-Employee Director Stock Option Plan.

Exhibit 99.1	Joint Press Release of Center Bancorp, Inc. and ConnectOne Bancorp, Inc. dated January 21, 2014.

Exhibit 99.2	Center Bancorp, Inc. customer letter.

Exhibit 99.3	Center Bancorp, Inc. employee letter.

Exhibit 99.4	Center Bancorp, Inc. Q&A.

________

*The schedules to Exhibit 2.1 have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

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